UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013 (April 23, 2013)

SHORE BANCSHARES, INC.

 (Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On April 23, 2013, Shore Bancshares, Inc. (the “Company”) issued a press release setting forth the Company’s first quarter 2013 financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on April 24, 2013 (the “Annual Meeting”), the stockholders voted on: (i) the election of three director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2013 (Proposal 2); and (iii) the adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 3). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement.  Other than the three proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.  Each of the three proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders.

The results of the votes are set forth below:

Proposal 1 - To elect three individuals to serve as Class I Directors until the 2016 Annual Meeting of Stockholders.

	For	Withheld	Abstain	Broker Non-Votes
Frank E. Mason, III	4,462,449	359,221	-	1,881,191
Christopher F. Spurry	3,917,426	904,244	-	1,881,191
John H. Wilson	4,462,961	358,709	-	1,881,191

Proposal 2 - To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for fiscal year 2013.

For	Against	Abstain	Broker Non-Votes
6,597,234	77,212	28,415	-

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Proposal 3 - To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
4,220,558	536,089	65,023	1,881,191

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: April 25, 2013	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye Chief Executive Officer

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EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press release dated April 23, 2013 (filed herewith).

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